                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): OCTOBER 10, 2001



                             FIRST TEAM SPORTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


         0-16442                                        41-1545748
(Commission File Number)                (I.R.S. Employer Identification Number)


                               1201 LUND BOULEVARD
                             ANOKA, MINNESOTA 55303
               (Address of Principal Executive Offices) (Zip Code)


                                 (763) 576-3500
              (Registrant's Telephone Number, Including Area Code)

                           --------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.    OTHER EVENTS.

         First Team Sports, Inc., a Minnesota corporation ("First Team") today announced the results of the Special Meeting of First Team's shareholders held on October 10, 2001, at which First Team's shareholders approved the Agreement and Plan of Merger dated July 13, 2001 (the "Merger Agreement") with Gen-X Sports Inc., a Delaware corporation ("Gen-X"), and FTS Merger Corp., a Minnesota corporation and wholly-owned subsidiary of Gen-X. The Merger closed earlier today, October 15, 2001. Attached hereto as Exhibit 99 is a press release that First Team issued today, the contents of which are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99. First Team Sports press release dated October 15,
                              2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 2001

                                            FIRST TEAM SPORTS, INC.



                                            By     /s/ John J. Egart
                                              ----------------------------------
                                                   John J. Egart, President and
                                                   Chief Executive Officer







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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                             FIRST TEAM SPORTS, INC.

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99                Press Release dated October 15, 2001











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